U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

ING Equity Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31
Date of reporting period:	May 31, 2013

EXPLANATORY NOTE

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the U.S. Securities and Exchange Commission on August 2, 2013 (the “Report”), to include a signature within the Report of Independent Registered Public Accounting Firm in response to Item 6.

Except as otherwise noted above, the Report was accurate, timely distributed to shareholders, as applicable, and contained all information required per Form N-CSR.

Items 1 through 5, the Schedule of Investments in response to Item 6, and Items 7 through 12 of this Amendment to the Registrant’s Form N-CSR are incorporated herein by reference to the Form N-CSR filed on EDGAR on August 2, 2013 (Accession Number 0001145443-13-001611).

Item 6.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Equity Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Growth Opportunities Fund, ING Large Cap Value Fund, ING Mid Cap Value Fund, ING MidCap Opportunities Fund, ING Real Estate Fund, ING SmallCap Opportunities Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated July 26, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

July 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews
President and Chief Executive Officer

Date: September 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
President and Chief Executive Officer

Date: September 24, 2013

By	/s/ Todd Modic
Senior Vice President and Chief Financial Officer

Date: September 24, 2013